SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                         _________________________

                                 FORM 8-K
                              CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934
                          _________________________
     Date of Report (date of earliest event reported):  January 24, 2008

                      MID-WISCONSIN FINANCIAL SERVICES, INC.
              (Exact name of registrant as specified in its charter)

    WISCONSIN                     0-18542                 06-1169935
    (State or Other            (Commission File         (IRS Employer
     Jurisdiction of               Number)               Identification
     Incorporation)                                      Number)

                           132 WEST STATE STREET
                              MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                               (715) 748-8300
            Registrant's telephone number, including area code

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

       o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                     INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 24, 2008, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its results of operations for the fourth quarter and for the year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            99.1* Press release dated January 24, 2008

 * This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  January 24, 2008                By:  JAMES F. WARSAW
                                       James F. Warsaw
                                       President and Chief Executive Officer


                                             EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION
99.1         *Press release dated January 24, 2008

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.